Trade and Other Receivables	12 Months Ended
Dec. 31, 2023
Trade and other current receivables [abstract]
Trade and Other Receivables

Note 10 Trade and Other Receivables

	December 31,	December 31,
(in U.S. dollars)	2023	2022
Trade debtors	$3,034,897	$2,327,364
Other receivables	529,436	519,865
Total trade and other receivables	$3,564,333	$2,847,229

Credit Risk

The Company has no significant concentration of credit risk with respect to any counterparties or on a geographical basis. Amounts are considered as “past due” when the debt has not been settled, in line with the terms and conditions agreed between the Company and the customer to the transaction.

The Company assesses impairment of trade and other receivables using the simplified approach of the expected credit loss (ECL) model under IFRS 9, Financial Instruments.

The balance of receivables that remain within initial trade terms are considered to be of high credit quality